Financial risk factors	12 Months Ended
Dec. 31, 2020
Financial risk factors
Financial risk factors

19. Financial risk factors

The Group’s activities expose it to a variety of financial risks: capital risk, interest rate risk, currency exchange risk, commodity price risk, credit risk, and liquidity risk.

Capital structure and risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern and provide returns to its shareholders. The Group funds its operations primarily from the following sources of capital: borrowings, cash flow and shareholders’ capital. The Group aims to achieve a capital structure that results in an appropriate cost of capital to accommodate material investments or acquisitions, while providing flexibility in short and medium term funding. The Group also aims to maintain a strong balance sheet and to provide continuity of financing by having a range of maturities and borrowing from a variety of sources.

The Group’s overall treasury objectives are to ensure sufficient funds are available for the Group to carry out its strategy and to manage certain financial risks to which the Group is exposed, details of which are provided below. The Group’s finance committee reviews and monitors the capital structure, financial policies and treasury function of the Company in addition to advising the board of directors on whether to approve financing agreements or arrangements.

Financial risks are managed on the advice of Group Treasury and senior management in conjunction with the finance committee. The Group does not permit the use of treasury instruments for speculative purposes, under any circumstances. Group Treasury regularly reviews the level of cash and debt facilities required to fund the Group’s activities, plans for repayment and refinancing of debt, and identifies an appropriate amount of headroom to provide a reserve against unexpected funding requirements.

The Group’s long‑term liquidity needs primarily relate to the servicing of our debt obligations. We expect to satisfy our future long‑term liquidity needs through a combination of cash flow generated from operations and, where appropriate, to refinance our debt obligations in advance of their respective maturity dates as we have successfully done in the past and during the second quarter of 2020. The Group generates substantial cash flow from our operations on an annual basis. Cash and cash equivalents were increased during the second quarter and the Group also enhanced its capital structure by refinancing certain debt obligations, resulting in the Group having no Senior Secured Notes or Senior Notes maturing before 2025. The Group had $1,267 million in cash and cash equivalents and restricted cash as of December 31, 2020, as well as available but undrawn liquidity of $600 million under its credit facilities.

Additionally, financial instruments, including derivative financial instruments, are used to hedge exposure to interest rate, currency exchange risk and commodity price risk.

One of the Group’s key metrics has been the ratio of consolidated external net debt as a multiple of Adjusted EBITDA. Adjusted EBITDA is the profit or loss for the period before income tax charge or credit, net finance expense, depreciation and amortization, exceptional operating items and share of profit or loss in equity accounted joint venture. As at December 31, 2020 the ratio was 4.9.x (2019:  4.5x; 2018:  5.0x).

Interest rate risk

The Board’s policy, in the management of interest rate risk, is to strike the right balance between the Group’s fixed and floating rate financial instruments, which occasionally includes the use of CCIRS. The balance struck by the Board is dependent on prevailing interest rate markets at any point in time.

At December 31, 2020, the Group’s external borrowings were 89.6% (2019:  88.1%) fixed, with a weighted average interest rate of 4.4% (2019:  4.6%; 2018:  5.4%). The weighted average interest rate for the Group for the year ended December 31, 2020 was 3.9% (2019:  4.0%; 2018:  5.0%).

Holding all other variables constant, including levels of the Group’s external indebtedness, at December 31, 2020 a one percentage point increase in variable interest rates would increase interest payable by approximately $11 million (2019:  $11 million).

Currency exchange risk

The Group presents its consolidated financial information in U.S. dollar. The functional currency of the Company is the euro.

The Group operates in 12 countries, across three continents and its main currency exposure in the year to December 31, 2020, from the euro functional currency, was in relation to the U.S. dollar, British pound, Swedish krona, Polish zloty, Danish krone and Brazilian real. Currency exchange risk arises from future commercial transactions, recognized assets and liabilities, and net investments in foreign operations.

As a result of the consolidated financial statements being presented in U.S dollar, the Group’s results are also impacted by fluctuations in the U.S. dollar exchange rate versus the euro.

The Group has a limited level of transactional currency exposure arising from sales or purchases by operating units in currencies other than their functional currencies.

The Group has certain investments in foreign operations, whose net assets are exposed to foreign currency translation risk. Currency exposure arising from the net assets of the Group’s foreign operations is managed primarily through borrowings and swaps denominated in the Group’s principal foreign currencies.

Fluctuations in the value of these currencies with respect to the euro functional currency may have a significant impact on the Group’s financial condition and results of operations. The Group believes that a strengthening of the euro exchange rate (the functional currency) by 1% against all other foreign currencies from the December 31, 2020 rate would decrease shareholders’ equity by approximately $10 million (2019:  $4 million decrease).

Commodity price risk

The Group is exposed to changes in prices of our main raw materials, primarily aluminum and energy. Production costs in our Metal Beverage Packaging division are exposed to changes in prices of our main raw materials, primarily aluminum. Aluminum ingot is traded daily as a commodity on the London Metal Exchange, which has historically been subject to significant price volatility. Because aluminum is priced in U.S. dollars, fluctuations in the U.S. dollar/ euro rate also affect the euro cost of aluminum ingot. The price and foreign currency risk on the aluminum purchases in Metal Beverage Packaging Europe and Metal Beverage Packaging Americas are hedged by entering into swaps under which we pay fixed euro and U.S. dollar prices, respectively. Furthermore, the relative price of oil and its by products may materially impact our business, affecting our transport, lacquer and ink costs.

Where we do not have pass through contracts in relation to the underlying metal raw material cost the Group uses derivative agreements to manage this risk.  The Group depends on an active liquid market and available credit lines with counterparty banks to cover this risk. The use of derivative contracts to manage our risk is dependent on robust hedging procedures.  Increasing raw material costs over time has the potential, if we are unable to pass on price increases, to reduce sales volume and could therefore have a significant impact on our financial condition.  The Group is also exposed to possible interruptions of supply of aluminum and steel or other raw materials and any inability to purchase raw materials could negatively impact our operations.

Production costs in our Glass Packaging division are sensitive to the price of energy. Our main energy exposure is to the cost of gas and electricity. These energy costs have experienced significant volatility in recent years with a corresponding effect on our production costs. In terms of gas, which represents 50% of our energy costs, there is a continuous de‑coupling between the cost of gas and oil, whereby now only significant changes in the price of oil have an impact on the price of gas. The volatility in gas pricing is driven by shale gas development (United States only), the availability of liquefied natural gas in Europe, as both Europe and Asia compete for shipments, and storage levels. Volatility in the price of electricity is caused by the German Renewable Energy policy, the phasing out of nuclear generating capacity, fluctuations in the price of gas and coal and the influence of carbon dioxide costs on electricity prices.

As a result of the volatility of gas and electricity prices, the Group has either included energy pass through clauses in our sales contracts or developed an active hedging strategy to fix a significant proportion of our energy costs through contractual arrangements directly with our suppliers and/or banks, where there is no energy clause in the sales contract.

Where pass through contracts do not exist, the Group policy is to purchase gas and electricity by entering into forward price fixing arrangements with suppliers for the bulk of our anticipated requirements for the year ahead. Such contracts are used exclusively to obtain delivery of our anticipated energy supplies. The Group does not net settle, nor do we sell within a short period of time after taking delivery. The Group avails of the own use exemption and, therefore, these contracts are treated as executory contracts.

The Group typically builds up these contractual positions in tranches of approximately 10% of the anticipated volumes. Any gas and electricity which is not purchased under forward price‑fixing arrangements is purchased under index tracking contracts or at spot prices.

Credit risk

Credit risk arises from derivative contracts, cash and deposits held with banks and financial institutions, as well as credit exposures to the Group’s customers, including outstanding receivables. Group policy is to place excess liquidity on deposit, only with recognized and reputable financial institutions. For banks and financial institutions, only independently rated parties with a minimum rating of “BBB+” from at least two credit rating agencies are accepted, where possible. The credit ratings of banks and financial institutions are monitored to ensure compliance with Group policy. Risk of default is controlled within a policy framework of dealing with high quality institutions and by limiting the amount of credit exposure to any one bank or institution.

Group policy is to extend credit to customers of good credit standing. Credit risk is managed on an on‑going basis, by experienced people within the Group. The Group’s policy for the management of credit risk in relation to trade receivables involves periodically assessing the financial reliability of customers, taking into account their financial position, past experience and other factors. Provisions are made, where deemed necessary, and the utilization of credit limits is regularly monitored. Management does not expect any significant counterparty to fail to meet its obligations. The maximum exposure to credit risk is represented by the carrying amount of each asset. For the year ended December 31, 2020, the Group’s ten largest customers accounted for approximately 45% of total revenues (2019:  47%; 2018:  48%). There is no recent history of default with these customers.

Surplus cash held by the operating entities over and above the balance required for working capital management is transferred to Group Treasury. Group Treasury invests surplus cash in interest‑bearing current accounts, money market funds and bank time deposits with appropriate maturities to provide sufficient headroom as determined by the below‑mentioned forecasts.

Liquidity risk

The Group is exposed to liquidity risk which arises primarily from the maturing of short term and long term debt obligations and from the normal liquidity cycle of the business throughout the course of a year. The Group’s policy is to ensure that sufficient resources are available either from cash balances, cash flows or undrawn committed bank facilities, to ensure all obligations can be met as they fall due.

To effectively manage liquidity risk, the Group:

•	has committed borrowing facilities that it can access to meet liquidity needs;
•	maintains cash balances and liquid investments with highly‑rated counterparties;
•	limits the maturity of cash balances;
•	borrows the bulk of its debt needs under long term fixed rate debt securities; and
•	has internal control processes to manage liquidity risk.

Cash flow forecasting is performed in the operating entities of the Group and is aggregated by Group Treasury. Group Treasury monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities at all times so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities. Such forecasting takes into consideration the Group’s debt financing plans.